Income tax	12 Months Ended
Dec. 31, 2023
Income tax
Income tax

15 Income tax

Cayman Islands

Under the current tax laws of Cayman Islands, SIMPPLE is not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payment of dividends to shareholders.

The Company’s subsidiaries are governed by the income tax laws in Singapore. The tax on the Company’s loss before tax differs from theoretical amount that would arise using the Singapore standard rate of income tax as follows:

	For years ended December 31,
	2021	2022	2023	2023
	S$	S$	S$	US$
Tax expense attributable to income (loss) is made up of:
Current income tax	167,072	118,681	23,086	17,499

Income (loss) before tax	232,891	(668,831)	(7,547,787)	(5,721,054)

Tax calculated at tax rate @17%	39,591	(113,701)	(1,283,124)	(972,579)
Effects of:
- Effect of tax rates in foreign jurisdiction	-	-	930,664	705,423
- Tax effect on expense not deductible for tax purposes	26,701	197,279	129,502	98,160
- Income not subject to tax	(33,198)	-	-	-
- Singapore statutory stepped income exemption	(17,425)	(17,425)	-	-
- Utilization of capital allowance	(2,994)	(68)	(1,041)	(789)
- Recognition of tax effect of previously unrecognized tax losses	-	-	(15,809)	(11,983)
- Deferred tax assets on temporary differences not recognized	154,397	250,371	239,808	181,768
- Under provision of current taxation in respect of prior year	-	(197,775)	23,086	17,499
Tax charge	167,072	118,681	23,086	17,499

As of December 31, 2022 and 2023, the Company has tax loss carry forwards of approximately S$2,128,733 and S$1,869,036 respectively. The related benefits have not been recognized in the financial statements. This is due to the unpredictability of future profit streams. The realization of the future income tax benefits from the above is available for an unlimited future period subject to the conditions imposed by law including the retention of majority shareholders as defined.